UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  NOVENBER 16, 2006

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

                         001-09974                         13-2866202
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           (Commission File Number)            (IRS Employer Identification No.)

            527 MADISON AVENUE
            NEW YORK, NEW YORK                                      10022
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   (Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 583-0100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

     On November 16, 2006, the Registrant issued a press release reporting Enzo as Senior Party in an Interference.

     The information in this Current Report and the exhibits attached hereto are being furnished" hereunder and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "ExchangeAct"), nor shall they be deemed incorporated by reference into any filings made by the Registrant with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENZO BIOCHEM, INC.


Date:  November 16, 2006               By:/s/ Barry Weiner
                                          -------------------------------------
                                          Barry Weiner
                                          President and Chief Financial Officer

                                              EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Press Release of Enzo Biochem, Inc., dated November 16, 2006, announcing Enzo as Senior Party in an Interference.